UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2014

IRONSTONE GROUP INC
(Exact name of registrant as specified in its charter)

95-2829956
(I.R.S. Employer Identification Number)

Delaware

(State or other jurisdiction of incorporation or organization)

909 Montgomery Street, 3F

San Francisco, CA  94133

(415) 551-8600

 (Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Registrant’s telephone number, including area code: (415) 551-8600

Not applicable.
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 13, 2014, Shea Ventures, LLC exercised its March 31, 2012 Warrant to purchase 187,296 shares of Ironstone Group, Inc. for a total price of $1.00.

Item 3.02. Unregistered Sale of Equity Securities.

The information set forth in Item 1.01 is hereby incorporated by reference. The Shares were sold in reliance on Section 4(2) of the Securities Act of 1933, which exempts from registration sales by an issuer not involving any public offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ironstone Group Inc.

Date: May 13, 2014	By	/s/ Elizabeth Hambrecht
Elizabeth Hambrecht
Chief Financial Officer